UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 11, 2026

Date of Report (Date of earliest event reported)

XFLH Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-43120	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 The Green #6565
Dover, DE, 19901

(Address of Principal Executive Offices, and Zip Code)

(551) 358-2652

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value, and one right	XFLHU	New York Stock Exchange
Ordinary Shares, $0.0001 par value	XFLH	New York Stock Exchange
Rights to receive one-seventh (1/7th) of one Ordinary Share	XFLHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2026, the registration statement on Form S-1 (File No. 333-290588), initially filed by XFLH Capital Corporation, a Cayman Islands exempted company (the “Company”), with the U.S. Securities and Exchange Commission (the “Commission”) on September 29, 2025, as amended (the “Registration Statement”), relating to the initial public offering of the Company (the “IPO”) was declared effective by the Commission.

On February 13, 2026 , the Company consummated the IPO of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one right to receive one-seventh (1/7th) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000. The Company has also granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 1,500,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company amended and restated its memorandum and articles of association and entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement dated February 11, 2026, by and between the Company and Maxim Group, LLC, as representative of the underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement dated February 11, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement dated February 11, 2026 (the “Letter Agreement”), by and among the Company, its officers, directors and the Company’s sponsor, XFLH Holdings Limited (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement dated February 11, 2026, by and between the Company and Continental Stock Transfer & Trust Company, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement dated February 11, 2026, by and between the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement dated February 11, 2026, by and between the Company and the Sponsor (the “Unit Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated as of February 11, 2026, by and between the Company and its officers and directors, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Support Agreement dated February 11, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

The material terms and conditions of the Amended and Restated Memorandum and Articles of Association and the above agreements of the Company are fully described in the Registration Statement as filed with the Securities and Exchange Commission.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale to the Sponsor of an aggregate of 154,970 placement units (the “Sponsor Private Placement Units”) at a purchase price of $10.00 per unit (the “Private Placement”). Prior to the closing of the IPO, the principal amount of $278,496 that the Sponsor had previously loaned to the Company pursuant to that certain promissory note dated as of August 29, 2025 (previously filed as Exhibit 10.1 to the Registration Statement) remained outstanding. In connection with the completion of the IPO, the Sponsor instructed the Company to offset repayment of an amount of $278,496 outstanding under such note against a corresponding portion of the purchase price for the Sponsor Private Placement Units. The Private Placement resulted in gross proceeds to the Company of $1,549,700, including cancellation of $278,496 of indebtedness.

The Sponsor Private Placement Units are identical to the Units sold in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Sponsor Private Placement Units (except to certain permitted transferees) until after the completion of the Company’s initial business combination. No underwriting discounts or commissions, or other discounts or commissions, were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2026, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

As of February 13, 2026, a total of $100,000,000, comprised of proceeds from the IPO and the sale of the Sponsor Private Placement Units, was placed in a U.S.-based trust account at Continental Stock Transfer & Trust Company, as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Amended Charter (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within fifteen (15) months from the closing of the IPO, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it has not completed its initial business combination within fifteen (15) months from the closing of the IPO.

On February 11, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 13, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 11, 2026, by and between the Company and Maxim Group, LLC as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association, dated as of February 11, 2026

4.1	Rights Agreement between Continental Stock Transfer & Trust Company and the Company, dated as of February 11, 2026

10.1	Letter Agreement among the Company and its officers, directors and XFLH Holdings Limited, dated as of February 11, 2026

10.2	Investment Management Trust Agreement among the Company and Continental Stock Transfer & Trust Company, dated as of February 11, 2026

10.3	Registration Rights Agreement between the Company and certain security holders dated as of February 11, 2026

10.4	Private Placement Units Purchase Agreement dated as of February 11, 2026 between the Company and XFLH Holdings Limited

10.5	Indemnity Agreement dated as of February 11, 2026 between the Company, its officers and directors

10.6	Administrative Support Agreement dated as of February 11, 2026 by and between the Company and XFLH Holdings Limited

99.1	Press Release, dated February 11, 2026

99.2	Press Release, dated February 13, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

XFLH Capital Corporation

Dated: February 17, 2026	By:	/s/ Yanzhe Yang
	Name:	Yanzhe Yang
	Title:	Chief Executive Officer

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